As filed with the Securities and Exchange Commission on October 4, 2001
                                                Securities Act File No. 33-92712
                                        Investment Company Act File No. 811-9050

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 X
                                                                     -------

        Pre-Effective Amendment No.
                                      -------
        Post-Effective Amendment No.    20                              X
                                      -------                        -------

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         X
                                                                     -------
        Amendment No.  24                                               X
                      ----                                           -------


                                  PICTET FUNDS
               (Exact Name of Registrant as Specified in Charter)

                      101 FEDERAL STREET, BOSTON, MA 02110
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (617) 535-0525

Name and Address of Agent for Service:                    Copies to:
Lisa King, Esq.                                           Pamela Wilson, Esq.
PFPC Inc.                                                 Hale and Dorr
400 Bellevue Parkway                                      60 State Street
Wilmington, DE 19809                                      Boston, MA 02109

        It is proposed that the filing will become effective:

        ___ immediately  upon filing  pursuant to  paragraph  (b);or
        ___ on [ ] pursuant  to  paragraph  (b); or
        ___ 60 days after  filing  pursuant to paragraph (a)(1); or
        ___ on [ ] pursuant to paragraph (a)(1); or _X_ 75 days after filing pursuant to paragraph (a)(2); or ___ on [ ] pursuant to paragraph (a)(2) of Rule 485.

        If appropriate, check the following box:

        ___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                            PICTET GLOBAL WATER FUND

================================================================================







[LOGO OF PICTET FUNDS OMITTED]
                                     PICTET
                                      FUNDS




                                   PROSPECTUS
                                DECEMBER 31, 2001



                               INSTITUTIONAL CLASS

                                  RETAIL CLASS




  The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete.
              Any statement to the contrary is a criminal offense.

TABLE OF CONTENTS
================================================================================

OVERVIEW
PICTET FUNDS IS COMPRISED OF A NUMBER OF INVESTMENT FUNDS, ONE OF WHICH, PICTET GLOBAL WATER FUND (THE "FUND"), IS OFFERED IN THIS PROSPECTUS. THE FUND HAS A DISTINCT INVESTMENT GOAL AND RELATED INVESTMENT RISKS. THE FUND IS AUTHORIZED TO OFFER TWO CLASSES OF SHARES - INSTITUTIONAL CLASS AND RETAIL CLASS. THIS PROSPECTUS OFFERS BOTH CLASSES OF SHARES.


RISK/RETURN SUMMARY.......................................................  3
  Investment goal.........................................................  3
  Principal investments and strategies....................................  3
  Principal investment risks..............................................  4
  Fees and expenses.......................................................  5

FUND'S INVESTMENTS........................................................  6

INVESTMENT ADVISER........................................................  8
  Performance of similar account..........................................  9

INVESTMENT AND ACCOUNT POLICIES........................................... 10
  Calculation of net asset value.......................................... 10
  Purchasing Fund shares.................................................. 11
  Exchanges between Pictet Funds.......................................... 13
  Redeeming Fund shares................................................... 13
  Dividends, distributions and taxes...................................... 15
  Distribution (12b-1) fees............................................... 15

FOR MORE INFORMATION...................................................... 16

PICTET GLOBAL WATER FUND
RISK/RETURN SUMMARY
================================================================================

INVESTMENT GOAL
Long-term growth of capital.
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PRINCIPAL INVESTMENTS AND STRATEGIES
The fund invests primarily in the equity securities of companies throughout the world operating in the global water sector.

The Fund will invest at least 80% of its net assets in the shares of companies operating in the global water sector ("water companies").
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EQUITY SECURITIES
Equity securities include common and preferred stocks, investment company shares, convertible debt securities, warrants, subscription rights and depositary receipts for foreign stocks.

Water companies include:
o    water-producing companies;
o    companies for water conditioning and desalinization;
o    suppliers;
o companies specializing in waste-water treatment, sewers and the treatment of solid, liquid and chemical waste;
o    companies operating sewage-treatment plants; and
o companies providing facilities, consultancy and engineering services associated with the above activities.

--------------------------------------------------------------------------------

HOW THE ADVISER SELECTS THE FUND'S INVESTMENTS
The Fund's adviser looks for water companies that exhibit the potential for significant growth over the long-term. The adviser defines long-term as a time horizon of at least three years. The investment process employs a fundamental bottom-up approach to investment management. To choose the securities for the Fund, the adviser seeks to identify companies with:

o    high earnings and sales growth on a per share basis;
o    low variation in net income growth and sales growth;
o    stable or increasing gross profit margins;
o low valuation (price to book, price to sales) and low market price implied growth rate in free cashflow discounting model; and
o    positive price momentum.

PICTET GLOBAL WATER FUND
RISK/RETURN SUMMARY - continued
================================================================================

PRINCIPAL INVESTMENT RISKS

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

You could lose money on your investments in the Fund or the Fund may not perform as well as other investments if any of the following occurs:

o    Domestic or foreign stock prices go down generally.
o Changes in foreign currency rates depress the value of the Fund's investments.
o An adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock.
o The adviser's judgment about country or industry allocations or the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.

The Fund is classified as "non-diversified" under the federal securities laws. This means that the Fund has the ability to concentrate a relatively high percentage of its investments in the securities of a small number of companies. Investing in this manner makes the Fund more susceptible to a single economic, political or regulatory event than a more diversified fund might be. Also, a change in the value of a single company will have a more pronounced effect on the Fund than such a change would have on a more diversified fund.
--------------------------------------------------------------------------------

The Fund may invest in companies with small to medium market capitalizations (generally less than $6 billion). Prices of these companies' stocks may be more volatile because these companies;

o    are relatively small compared to large-cap companies,
o    may be engaged in business mostly within their own geographic region, and
o    may be less well-known to the investment community.

Also, small companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies.

Furthermore, the Fund is considered to be a sector fund. This means that the Fund will concentrate its investments in a single sector; in this case, the water sector. Investing in a single sector makes the Fund more susceptible to negative impacts on that sector than a less concentrated fund might be. Also, a change in the value of a single company in that industry might affect the value of other companies in that sector. This would have a more pronounced negative effect on the Fund than on a less concentrated fund.

PICTET GLOBAL WATER FUND
RISK/RETURN SUMMARY - continued
================================================================================

PERFORMANCE
The Fund has no past performance to report because it started on December 31, 2001. Once the Fund has a performance history of at least one calendar year, a Bar Chart and Performance Table will be included in the prospectus. The Fund's annual return will also be compared to the returns of a benchmark index.
--------------------------------------------------------------------------------

FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

                                                           INSTITUTIONAL CLASS      RETAIL CLASS
  SHAREHOLDER FEES (paid directly from your investment)

  REDEMPTION FEES FOR SHARES HELD LESS THAN 6 MONTHS (1)         1.00%                  1.00%
  (AS A PERCENTAGE OF AMOUNT REDEEMED)

  ANNUAL FUND OPERATING EXPENSES
  (deducted from Fund assets)

  MANAGEMENT FEES                                                1.00%                  1.00%
  DISTRIBUTION (12B-1) FEES                                      NONE                   0.25%
  OTHER EXPENSES (2)                                             3.65%                  3.65%
  TOTAL ANNUAL FUND OPERATING EXPENSES (3)                       4.65%                  4.90%
  ==============================================================================

(1) PLEASE SEE SECTION ENTITLED "REDEEMING FUND SHARES"
(2) ESTIMATE FOR THE FIRST FISCAL YEAR
(3) VOLUNTARY FEE WAIVER AND/OR EXPENSE REIMBURSEMENT            3.35%                  3.35%
  NET EXPENSES                                                   1.30%                  1.55%
                                                                 ====                   ====

THIS FEE WAIVER AND/OR EXPENSE REIMBURSEMENT MAY BE TERMINATED AFTER SUFFICIENT NOTICE AT ANY TIME.

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THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND
WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

The example assumes that:
o    You invest $10,000 in the Fund for the time periods indicated.
o    Your investment has a 5% return each year.
o    The Fund's operating expenses remain the same.+
o    You redeem your investment at the end of each period.

                           1 YEAR      3 YEARS
INSTITUTIONAL CLASS         $466        $1402
RETAIL CLASS                $490        $1472
--------------------------------------------------------------------------------
+ The example is calculated using gross expenses. Using the net expense calculation, your costs for the Institutional Class shares for 1 and 3 years in the example would be $132 and $412, respectively. Using the net expense calculation, your costs for the Retail Class shares for 1 and 3 years in the example would be $158 and $490, respectively.

THE FUND'S INVESTMENTS
================================================================================

DEPOSITARY RECEIPTS
Depositary receipts are securities issued by banks and other financial institutions that represent interests in the stocks of foreign companies. They include American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts and Russian Depositary Certificates.
--------------------------------------------------------------------------------

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities.
--------------------------------------------------------------------------------

WARRANTS AND SUBSCRIPTION RIGHTS
Warrants and subscription rights entitle the holder to acquire the stock of a company at set price. The Fund may lose money on warrants and rights if they cannot be profitably exercised before they expire.
--------------------------------------------------------------------------------

DEBT SECURITIES
The Fund may invest up to 20% of its assets in investment grade debt securities of U.S. and foreign corporate and governmental issuers. These may include all types of investment grade debt securities of any maturity.

The value of debt securities will go down if interest rates go up, or if the issuer of the security has its credit rating downgraded or defaults on its obligation to pay principal or interest.

Securities are investment grade if they:

o Are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.
o    Have received a comparable short-term or other rating.
o Are unrated securities that the adviser believes to be of comparable quality.

The Fund's credit standards for debt securities also apply to counterparties to over-the-counter ("OTC") derivative contracts.

--------------------------------------------------------------------------------

DEFENSIVE INVESTMENTS
The Fund may depart from its principal investment strategies in response to adverse market conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the Fund takes a temporary defensive position, it may be unable to achieve its investment goal.
--------------------------------------------------------------------------------

DERIVATIVES AND HEDGING TECHNIQUES
The Fund may, but is not required to, use derivative contracts for any of the following purposes:

o To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices or currency exchange rates.
o    As a substitute for buying or selling securities or currencies.

Derivative contracts include options and futures on securities, securities indices or currencies; options on these futures; forward currency contracts; and currency swaps. Derivative contracts are valued on the basis of the value of the underlying securities. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices.

Even a small investment in derivative contracts can have a big impact on the Fund's stock market or currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices or currency rates are changing.

The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings. The other parties to OTC derivative contracts present the same types of default risk as issuers of debt securities. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets.

================================================================================

PORTFOLIO TURNOVER
The Fund may engage in active and frequent trading. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability.

Frequent trading also increases transaction costs, which could detract from the Fund's performance.
--------------------------------------------------------------------------------

THE FUND'S INVESTMENT GOAL
The Fund's goal is non-fundamental so that the board of trustees may change the investment goal of the Fund without obtaining the approval of the Fund's shareholders. The Fund might not succeed in achieving its goal.

INVESTMENT ADVISER
================================================================================

THE FUND'S INVESTMENT ADVISER IS PICTET INTERNATIONAL MANAGEMENT LIMITED
The adviser provides investment advice and portfolio management services to the Fund. Under the supervision of the Fund's board of trustees, the adviser makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and makes available the research services of its portfolio managers and security analysts.

The Fund has agreed to pay the adviser an advisory fee at the annual rate of the Fund's average daily net assets shown below. The adviser has voluntarily agreed to cap the total annual operating expenses of the Retail and Institutional classes of the Fund as shown below.

These caps do not apply to brokerage commissions, taxes, interest and litigation, indemnification and other extraordinary expenses. These expense caps can be revoked after sufficient notice at any time.
--------------------------------------------------------------------------------

                                             EXPENSE LIMITATION
                                             ------------------
                           Management Fee    Institutional Class    Retail Class
Pictet Global Water Fund      1.00%                1.30%               1.55%

--------------------------------------------------------------------------------

Established in 1980, the adviser currently manages approximately $8.5 billion of assets for more than 150 accounts. The adviser manages a range of products including international fixed income and equity portfolios for U.S. and international institutional clients. Its address is Tower 42, Level 37, 25 Old Broad Street, London, EC2N 1HQ, United Kingdom. The adviser is registered as a U.S. investment adviser and is regulated in the United Kingdom by the Investment Management Regulatory Organization.

The adviser is an affiliate of Pictet & Cie, a Swiss private bank that was founded in 1805. Pictet & Cie currently has approximately $115 billion of assets under management and administration for institutional and private clients. Pictet & Cie is owned by eight partners.
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GLOBAL WATER FUND'S PORTFOLIO MANAGER
--------------------------------------------------------------------------------
Hans Peter Portner is a senior asset manager at the adviser, where he manages Pictet Global Water Fund and other water related investment products. He holds a masters degree in economics from the University of Berne. He started his investment career in 1992 at UBS Brinson in Basle as international equity manager. In 1997 he joined the adviser as equity manager for institutional clients. In 2000 he began managing the Pictet Global Water Fund. Hans Peter is a Chartered Financial Analyst (CFA).

PERFORMANCE OF SIMILAR ACCOUNT MANAGED BY THE ADVISER
================================================================================

PERFORMANCE OF SIMILAR ACCOUNT MANAGED BY THE ADVISER
The table below shows the past performance of the Pictet Global Water Fund Compartment, a foreign investment pool based in Luxembourg (the "Investment Pool") with total assets of 400 million Euros as of November 30, 2001. The Investment Pool is also managed by the Fund's investment adviser, Pictet International Management Limited (the "adviser"). The Investment Pool has investment objectives, policies and strategies that are substantially similar though not identical to those of the Fund.

The table shows the past performance of the adviser in managing the substantially similar Investment Pool. It does not represent the past performance of the Fund or indicate how the Fund will perform in the future. The strategy of investing primarily in global water companies is relatively new and untested compared to other more established and widely used investment strategies. The Investment Pool has operated and has a performance record for less than two years, which is less than a complete economic or stock market cycle for the global water industry. The performance of the Investment Pool over a full economic and market cycle may be worse than the performance for the limited period shown below. The information presented is based on performance data provided by the adviser.

The Investment Pool is not subject to the same types of expenses as the Fund. In addition, it is not subject to the same diversification requirements, tax restrictions and other investment limitations imposed on the Fund by the U.S. laws and regulations applicable to U.S. mutual funds. The performance results of the Investment Pool could have been negatively affected if it had been regulated as a U.S. mutual fund. The performance in the table reflects the deduction of investment advisory fees and is net of transaction costs and expenses. The expenses of the Fund will differ, which will affect its performance.
--------------------------------------------------------------------------------

INVESTMENT POOLS'S PERFORMANCE*

PERIOD                             ANNUAL RATE OF RETURN

1/21/00**-12/31/00                 12.75%

1/1/01-11/30/01                    -11.53%

--------------------
* The Investment Pool is the only account managed by the adviser with investment objectives, policies and strategies similar to those of the Fund, except for the Italian mutual fund described below. The returns of the Italian mutual fund were excluded from the composite because of its short performance history. The Italian mutual fund commenced operations on May 1, 2001 and had total assets of
3.5 million Euros as of November 30, 2001. This fund's cumulative total return for the seven month period ended November 30, 2001 was -9.7%.

** Commencement of operations

INVESTMENT AND ACCOUNT POLICIES
================================================================================

CALCULATION OF NET ASSET VALUE
The Fund calculates its net asset value per share ("NAV") at the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. The NYSE is open every week, Monday through Friday, except on national holidays and Good Friday. If the New York Stock Exchange closes early, the time for calculating NAV and the deadlines for share transactions will be accelerated to the earlier closing times. The NAV will differ between classes of shares. The NAV of a class with higher expenses will be lower than a class with lower expenses.

The Fund generally values its portfolio securities based on market prices or quotations. Securities listed on a foreign exchange and unlisted foreign securities are generally valued at the latest quoted sale price available before the time when assets are valued. Securities which are primarily traded in Latin American markets are valued each day approximately at the time of the close of regular trading on the NYSE as though such time were the close of trading on such Latin American South American market and such Latin American market or South American market were a U.S. market. Securities listed on a U.S. securities exchange are generally valued at the last quoted sale price as of the close of the exchange's regular trading hours on the day the valuation is made. The Fund's currency translations are calculated when the London Stock Exchange closes.

Price information on listed securities is taken from the exchange where the security is primarily traded. Securities for which market quotations are readily available, but are not traded on the valuation date, are valued at the mean between the bid and ask prices, if available. Otherwise they are valued at the last reported closing price.

When market prices are not available, or when the adviser believes that they are unreliable or that the value of securities has been materially affected by events occurring after a foreign exchange closes, the Fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the board of trustees. When the Fund uses fair value to price securities, the Fund may value those securities higher or lower than another mutual fund using market quotations or its own fair value determination to price the same securities.

International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by the Fund could change on days when investors cannot buy or redeem shares.
--------------------------------------------------------------------------------

================================================================================

PURCHASING FUND SHARES
The adviser, its affiliates or other institutions (collectively, "institutions") may buy shares of the Fund at net asset value. Institutions are responsible for transmitting orders promptly to the Fund's transfer agent.
--------------------------------------------------------------------------------

PURCHASING SHARES THROUGH FINANCIAL INTERMEDIARIES/PROFESSIONALS
Purchases may also be made at net asset value by the following:

o Investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fees for their services; and clients of these investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker or agent.
o Retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts."

Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

                               INVESTMENT MINIMUMS
                              (INSTITUTIONAL CLASS)
               Initial purchase ......................... $50,000

               Additional purchases ..................... $5,000

                               INVESTMENT MINIMUMS
                                 (RETAIL CLASS)
               Initial purchase ......................... $2,500
               Additional purchases ..................... $500

Certain retirement accounts (e.g. IRAs, Roth IRAs, Educational IRAs) may purchase shares of the Fund with a $2,000 initial purchase and additional purchases of $2,000 each for the Institutional Class, $500 each for the Retail Class. Additional purchases for those in the Automatic Investment Plan may be as little as $500 each.

Fund officers have discretion to waive or reduce any of the above minimum investment requirements.
--------------------------------------------------------------------------------

PURCHASE ORDERS AND PAYMENTS
A purchase order will be filled at the Fund's NAV next calculated after the order has been received by either the Fund's transfer agent, PFPC Inc., by one or more brokers authorized to accept purchase orders on the Fund's behalf, or by a designated intermediary authorized by a broker to accept orders on the Fund's behalf. The Fund will be deemed to have received the order when an authorized broker or broker's authorized designee accepts the order. Institutions must send payment for Fund shares in federal funds to the transfer agent by 12:00 noon Eastern time on the next business day.

Institutions and other investors should contact the adviser for information about purchasing Fund shares through in-kind exchanges of securities.

The Fund and its distributor reserve the right to suspend the offering of Fund shares or to reject any purchase order.

================================================================================

PURCHASING SHARES BY TELEPHONE
Call 1-877-470-0103 to arrange for a telephone transaction. If you want to make future transactions (e.g., purchase additional shares, redeem or exchange shares) by telephone, you will need to elect this option either on the initial application or subsequently in writing.

The Funds and PFPC reserve the right to refuse any telephone transaction when they are unable to confirm to their satisfaction that a caller is the account owner or a person preauthorized by the account owner. PFPC has established security procedures to prevent unauthorized account access. The telephone transaction privilege may be suspended, limited, modified or terminated at any time without prior by the Funds or PFPC. Neither the funds nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine.
--------------------------------------------------------------------------------

PURCHASING SHARES BY MAIL
Complete and sign an application. Make your check payable to Pictet Funds. If you are adding to your existing account, include your account name and number on the check.

Mail your application and/or check to:

PFPC Inc.
Attn: PICTET Funds
P.O. Box 61503
211 S. Gulph Road
King of Prussia, PA 19406
--------------------------------------------------------------------------------

PURCHASING SHARES BY WIRE
If you are opening a new account, call the Fund at 1-877-470-0103 to arrange for a wire transaction. Then wire federal funds to:

Boston Safe Deposit & Trust
ABA#:     011001234
Credit:  (Pictet Global Water Fund)
Acct #:   143766
FBO:     (Insert shareholder name and account number)

Complete and sign an application and mail immediately following the initial wire transaction to:

PFPC Inc.
Attn: PICTET Funds
P.O. Box 61503
211 S. Gulph Road
King of Prussia, PA 19406

If you are adding to your existing account, you do not need to call the Fund to arrange for a wire transaction, but be sure to include your name and account number.
--------------------------------------------------------------------------------

AUTOMATIC INVESTMENT PLAN
Through this option, you can have money electronically deducted from your checking, savings or bank money market accounts and invested in the Fund each month or quarter. Complete the Automatic Investment Plan Application, which is available upon request by calling 1-877-470-0103, and mail it to the address indicated.

The initial $50,000 minimum investment for the Institutional Class and $2,500 minimum investment for the Retail Class still apply. However, subsequent investments can be as little as $500 for either class.

The Fund may alter or terminate the Automatic Investment Plan at any time.

================================================================================

EXCHANGES BETWEEN PICTET FUNDS
You may exchange shares of the Fund for the same class of shares of any other Pictet Fund at the NAV of the acquired fund shares next determined after receipt of your exchange request. Both accounts must have identical registrations. Exchanges must meet the applicable minimum initial investment requirements for the acquired Fund. You may exchange into another Fund only if its shares may legally be sold in your home state.

To protect other shareholders of the Fund, the Fund may cancel the exchange privileges of any person who, in the opinion of the Fund, is using market-timing strategies. The Fund may change or terminate the exchange privilege on 60 days' advance notice to shareholders.

You may be subject to a redemption fee if you exchange shares after holding them less than six months. Please see "Redeeming Fund Shares" below.
--------------------------------------------------------------------------------

REDEEMING FUND SHARES
If you exchange or redeem shares after holding them for less than six months (other than shares acquired through reinvestment of dividends or other distributions), a fee of 1% of the current NAV of the shares being exchanged or redeemed will be assessed and retained by the Fund for the benefit of the remaining shareholders. This fee is intended to encourage long-term investment, to offset transaction and other expenses caused by early redemptions, and to facilitate cash and portfolio management.

The fee is currently waived for pension funds, endowments and other similar institutional funds due to certain economies associated with these accounts. The redemption fee may be modified or discontinued at any time. This fee is not a deferred sales charge, is not a commission paid to the adviser and does not benefit the adviser in any way.

The "first-in, first-out" method will be used to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than six months, the redemption/exchange fee will be assessed on the current NAV of those shares.

You may redeem shares of the Fund on any business day at the NAV next calculated after the transfer agent, broker authorized to accept redemption orders on the Fund's behalf, or designated intermediary authorized by a broker to accept orders on the Fund's behalf receives the redemption request in proper form. The Fund will be deemed to have received the order when an authorized broker or broker authorized designee determines that the order is in proper form. Institutions are responsible for promptly transmitting redemption orders to the Fund's transfer agent.

Redemption proceeds are usually sent by wire on the business day after the effective date of a redemption. Under unusual circumstances, the Fund may suspend redemptions, if allowed by the Securities and Exchange Commission ("SEC"), or postpone payment up to seven days.

The Fund may also pay redemption proceeds in kind by giving securities to redeeming shareholders. You may pay transaction costs to dispose of these securities.

If you purchased shares through a financial institution or a broker or its designated intermediary authorized to accept purchase orders on the Fund's behalf, you should contact it for more information.

Each institution, broker or intermediary may have its own procedures and requirements for selling shares and may charge fees.
--------------------------------------------------------------------------------

REDEEMING SHARES BY TELEPHONE
If you have chosen the telephone redemption privilege on the initial application or later elected the privilege in writing, you may call 1-877-470-0103 to redeem up to $100,000 worth of shares.

================================================================================

REDEEMING SHARES BY MAIL
Shareholders may sell shares by making a written request to:

PFPC Inc.
Attn: PICTET Funds
P.O. Box 61503
211 S. Gulph Road
King of Prussia, PA 19406

Include signatures of all persons required to sign for transactions, exactly as their names appear on the account application.

To protect your account from fraud, the Fund may require a medallion signature guarantee for certain redemptions. We require a medallion signature guarantee if:

o    your address of record has changed within the past 30 days or
o    you are selling more than $100,000 worth of shares

Signature guarantees are designed to verify that major transactions or changes to your account are in fact authorized by you. You can obtain a medallion signature guarantee from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (NYSE MSP).

Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. A notary public stamp or seal cannot be substituted for a signature guarantee.
--------------------------------------------------------------------------------

REDEEMING SHARES BY WIRE
If you have chosen the wire redemption privilege on your initial application or later elected the privilege in writing, you may have the Fund wire your proceeds to a predesignated bank account.

Wire redemption requests must be received by the transfer agent by 4:00 p.m. Eastern time for money to be wired the next business day.
--------------------------------------------------------------------------------

SYSTEMATIC WITHDRAWAL PLAN
If you have a minimum of $100,000 in your account, you may direct the transfer agent to make payments to you (or anyone you designate) monthly, quarterly or semi-annually.

The amount of withdrawal payments must be at least $500 per payment. Fund shares are redeemed in order to make withdrawal payments. Under the Systematic Withdrawal Plan, you must elect to have dividends and distributions automatically reinvested in additional Fund shares.

The Fund may terminate any Systematic Withdrawal Plan if the value of the account falls below $10,000 due to share redemptions or an exchange of shares for shares of another Fund.
--------------------------------------------------------------------------------

CLOSING SUB-MINIMUM ACCOUNTS
The Fund may close your account if, for reasons other than investment losses, the value of the Institutional Class shares or the Retail Class shares in the account falls below $25,000 or $2,500, respectively. The Fund may convert your Institutional Class shares to Retail Class shares if the value of your account as a result of share redemptions falls below $50,000.

After the Fund notifies you of its intention to close your account or convert your Institutional Class shares to Retail Class shares, you will have 30 days to bring the account back to the minimum level.

================================================================================

PERFORMANCE
The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.
--------------------------------------------------------------------------------

DIVIDENDS, DISTRIBUTIONS AND TAXES
Redemptions and exchanges of Fund shares are taxable events on which you may recognize a gain or loss. Dividends and distributions are also taxable, as described in the chart below, whether they are received in additional shares or cash.

Each Fund declares and pays dividends and distributions according to the following schedule. Dividends may differ between classes, with a class with higher expenses having a lower dividend.
--------------------------------------------------------------------------------

DIVIDENDS ARE PAID IN ADDITIONAL SHARES OF THE FUND.

               TYPE OF                      DECLARED              FEDERAL
             DISTRIBUTION                   AND PAID             TAX STATUS
Dividends from net investment income        Annually      Taxable as ordinary income
Distributions of short term capital gain    Annually      Taxable as ordinary income
Distributions of long term capital gain     Annually      Taxable as capital gain

You should generally avoid investing in the Fund shortly before an expected dividend or distribution. Otherwise, you may pay taxes on dividends or distributions that are economically equivalent to a partial return of your investment. Income that the Funds receive from sources within foreign countries may be subject to withholding or other taxes imposed by such countries. You should consult a tax adviser about particular federal, state, local and other taxes that may apply to you.

Every January, each Fund will send shareholders information about its dividends and distributions during the previous calendar year. Most of a Fund's distributions are expected to be capital gain. If you do not provide the Fund with a correct taxpayer identification number and required certifications, you may be subject to federal backup withholding tax.
--------------------------------------------------------------------------------

DISTRIBUTION (12B-1) FEES
The Retail Class shares of the Fund have adopted a Rule 12b-1 distribution plan. Under the plan, the Retail Class shares of the Fund may reimburse the distributor, or others, on a monthly basis for costs and expenses incurred by the distributor in connection with the distribution and marketing of shares of the Fund. The plan allows the Fund to pay not more than 0.25% per annum of the average daily net assets of the Retail Class shares of the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment and over time may cost you more than paying other types of sales charges. In addition, the Retail Class of the Fund will pay a portion of the fees associated with participation various network programs.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FOR MORE INFORMATION
================================================================================

For investors who want more information about Pictet Funds the following documents are available free upon request.

ANNUAL/SEMIANNUAL REPORTS Additional information about each Fund's investments is available in the annual and semiannual reports to shareholders. The Funds' annual report contains a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last year.

STATEMENT OF ADDITIONAL INFORMATION (SAI) The SAI provides more detailed information about each Fund and is incorporated by reference into this prospectus.

Investors can get free copies of reports and SAIs, request other information and discuss their questions about each Fund by contacting the Fund at:

PFPC Inc.
Attn: PICTET Funds
P.O. Box 61503
211 S. Gulph Road
King of Prussia, PA 19406
Telephone: 1-877-470-0103

Investors can review the Funds' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. Investors can get text-only copies:

o For a fee, by writing to the Public Reference Room of the Commission, Washington, D.C. 20549-0102

o    Free from the Commission's Internet website at http://www.sec.gov.

Investors can get information about the operation of the Public Reference Room by calling 1-202-942-8090.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

INVESTMENT ADVISER          TRANSFER AGENT        INDEPENDENT ACCOUNTANTS
Pictet International        PFPC Inc.             PricewaterhouseCoopers LLP
Management Limited

ADMINISTRATOR               LEGAL COUNSEL         CUSTODIAN
PFPC Inc.                   Hale and Dorr LLP     Brown Brothers
                                                  Harriman & Co.
--------------------------------------------------------------------------------

Investment Company Act File No. 811-9050